UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 8, 2020

Rave Restaurant Group, Inc.
(Exact name of registrant as specified in its charter)

Missouri	0-12919	45-3189287
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3551 Plano Parkway, The Colony, Texas	75056
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (469) 384-5000

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	RAVE	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On July 1, 2020, Rave Restaurant Group, Inc. (the “Company”) received notice from Nasdaq that, based on the Company’s most recent Form 10-Q for the fiscal quarter ended March 29, 2020, the Company was not in compliance with Nasdaq’s continued listing standard for minimum stockholders’ equity of at least $2.5 million.  The notice further advised that, as of July 1, 2020, the Company also did not meet the alternative continued listing standards of either (a) market value of listed securities of at least $35.0 million, or (b) net income from continuing operations of $0.5 million for the most recently completed fiscal year or two of the three most recently completed fiscal years.  Under Nasdaq rules, the Company has 45 calendar days to submit a plan to regain compliance.  If such plan is accepted, Nasdaq may grant an extension of up to 180 calendar days from the date of the Nasdaq notice to evidence compliance with Nasdaq’s continuing listing standards.

The notice from Nasdaq has no immediate effect on the listing of the Company’s common stock on the Nasdaq Capital Market.  The Company intends to timely submit a plan to regain compliance with Nasdaq’s continued listing standards and to diligently work to evidence compliance with such continuing listing standards within any extension period granted by Nasdaq.  However, there can be no assurance that Nasdaq will accept the Company’s plan to regain compliance or that the Company will be able to evidence compliance within any extension period granted by Nasdaq.  If the Company fails to timely regain compliance with Nasdaq’s continued listing standards, the common stock of the Company will be subject to delisting on the Nasdaq Capital Market.

This Current Report on Form 8-K contains “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including statements related to the Company’s ability to regain compliance with Nasdaq’s continued listing standards.  These forward-looking statements are based on current expectations that involve numerous risks, uncertainties and assumptions.  Assumptions relating to these forward-looking statements involve judgments with respect to, among other things, future economic, competitive and market conditions, regulatory framework and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond the control of the Company.  Although the Company believes the assumptions underlying these forward-looking statements are reasonable, any of the assumptions could be inaccurate and, therefore, there can be no assurance that any forward-looking statements will prove to be correct.  In light of the significant uncertainties inherent in these forward-looking statements, the inclusion of such information should not be regarded as a representation that the objectives and plans of the Company will be achieved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAVE RESTAURANT GROUP, INC.

Date: July 8, 2020	By:	/s/ CLINTON D. FENDLEY
Clinton D. Fendley
Vice President - Finance
(principal financial officer)